EX 99.28(e)(1)(ii)

Amendment to JNL Series Trust

Second Amended and Restated Distribution Agreement

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Life Distributors LLC (“JNLD”), a broker-dealer registered with the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Whereas, the Trust and JNLD (the “Parties”) entered into a Second Amended and Restated Distribution Agreement effective as of July 1, 2017 (the “Agreement”), whereby the Trust appointed JNLD as distributor (the “Distributor”) of the shares of the separate funds (the “Funds”) set forth on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust has approved the following changes (collectively, the “Changes”), effective September 25, 2017:

1)	An increase in the 12b-1 fee payable by each fund, for Class A, from 0.20% to 0.30%.

2)	Renaming all existing Class B shares to Class I shares for funds that have Class B shares.

3)	The addition of Class I shares for funds that do not have Class B shares, including all fund of funds.

4)	Fund name changes for the following funds:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund;
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund;
JNL/DFA Moderate Allocation Fund to the JNL/DFA Moderate Growth Allocation Fund; and
JNL/PIMCO Total Return Bond Fund to the JNL/DoubleLine® Core Fixed Income Fund.

5)	The adoption of a 12b-1 fee for the following fund of funds for Class A shares:

JNL Institutional Alt 25 Fund;
JNL Institutional Alt 50 Fund;
JNL/Franklin Templeton Founding Strategy Fund;
JNL/Mellon Capital 10 x 10 Fund;
JNL/Mellon Capital Index 5 Fund;
JNL/MMRS Conservative Fund;
JNL/MMRS Growth Fund;
JNL/MMRS Moderate Fund;
JNL/S&P 4 Fund;
JNL/S&P Managed Aggressive Growth Fund;
JNL/S&P Managed Conservative Fund;
JNL/S&P Managed Growth Fund;
JNL/S&P Managed Moderate Fund;
JNL/S&P Managed Moderate Growth Fund;
JNL Aggressive Growth Allocation Fund;
JNL Moderate Growth Allocation Fund; and
JNL Growth Allocation Fund.

6)	The addition of the following new funds with a Class A reference/0.30% Class A fee and Class I reference with “None” designated as the Class I fee for each fund:

JNL/ClearBridge Large Cap Growth Fund;
JNL/GQG Emerging Markets Equity Fund;
JNL/Invesco Diversified Dividend Fund;
JNL/PIMCO Income Fund;
JNL/Mellon Capital S&P 1500 Growth Index Fund;
JNL/Mellon Capital S&P 1500 Value Index Fund;
JNL/Mellon Capital Consumer Staples Sector Fund;
JNL/Mellon Capital Materials Sector Fund;
JNL/Mellon Capital Industrials Sector Fund;
JNL/Mellon Capital Real Estate Sector Fund;
JNL/Vanguard Capital Growth Fund;
JNL/Vanguard Equity Income Fund;
JNL/Vanguard International Fund;
JNL/Vanguard Small Company Growth Fund;
JNL/Vanguard U.S. Stock Market Index Fund;
JNL/Vanguard International Stock Market Index Fund;
JNL/Vanguard Global Bond Market Index Fund;
JNL/Vanguard Moderate Allocation Fund;
JNL/Vanguard Moderate Growth Allocation Fund; and
JNL/Vanguard Growth Allocation Fund.

7)	The addition of the following new fund with a Class I reference with “None” designated as the Class I fee:

JNL S&P 500 Index Fund.

8)	Fund mergers for the following funds:

JNL Alt 65 Fund into the JNL Institutional Alt 50 Fund;
JNL Institutional Alt 35 Fund into the JNL Institutional Alt 20 Fund; and
JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

Whereas, pursuant to the approval of the Changes, as outlined above, the Parties have agreed to amend Schedule A of the Agreement, effective September 25, 2017, to:

1)	Update the 12b-1 fee payable by each fund, for Class A, from 0.20% to 0.30%.

2)	Rename Class B share references to Class I for funds that have Class B shares.

3)	Add Class I share references for funds that do not have Class B shares, including all fund of funds.

4)	Add Class A references and 12b-1 fees for the fund of funds outlined above.

5)	Add the new funds outlined above with a Class A reference/0.30% Class A fee for certain funds and a Class I reference with “None” designated as the Class I fee for each new fund.

6)	Update the fund names for the fund name changes outlined above.

7)	Remove the following funds and each fund’s respective fees:

JNL Alt 65 Fund;
JNL Institutional Alt 35 Fund; and
JNL/Red Rocks Listed Private Equity Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

2)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

[signature page immediately follows]

In Witness Whereof, the Trust and the Distributor have caused this Amendment to be executed, effective September 25, 2017.

Attest:		JNL Series Trust

By:	/s/ Norma M. Mendez	By:	/s/ Kristen K. Leeman
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Life Distributors LLC

By:	/s/ Kiana Rogers	By:	/s/ Alison Reed
	Kiana Rogers	Name:	Alison Reed
		Title:	EVP JNLD Operations

Schedule A
Dated September 25, 2017

Fund	Class	Maximum 12b-1 Fee[1]
JNL/American Funds Balanced Fund	Class A Class I	0.30% None
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I	0.30% None
JNL/American Funds Global Bond Fund	Class A Class I	0.30% None
JNL/American Funds Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds International Fund	Class A Class I	0.30% None
JNL/American Funds New World Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Institutional Alt 25 Fund	Class A Class I	0.30% None
JNL Institutional Alt 50 Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/AB Dynamic Asset Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I	0.30% None
JNL/AQR Managed Futures Strategy Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I	0.30% None
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/Crescent High Income Fund	Class A Class I	0.30% None
JNL/DFA Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/FPA + DoubleLine® Flexible Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Founding Strategy Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Invesco China-India Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Invesco Global Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/Lazard Emerging Markets Fund	Class A Class I	0.30% None
JNL/Mellon Capital 10 x 10 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital European 30 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Index 5 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital International Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class I	None
JNL/Mellon Capital S&P 1500 Growth Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 1500 Value Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Small Cap Index Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Capital Utilities Sector Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/MMRS Conservative Fund	Class A Class I	0.30% None
JNL/MMRS Growth Fund	Class A Class I	0.30% None
JNL/MMRS Moderate Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I	0.30% None
JNL/Oppenheimer Global Growth Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Mid Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Small Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/PPM America Value Equity Fund	Class A Class I	0.30% None
JNL/Scout Unconstrained Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/S&P 4 Fund	Class A Class I	0.30% None
JNL/S&P Competitive Advantage Fund	Class A Class I	0.30% None
JNL/S&P Dividend Income & Growth Fund	Class A Class I	0.30% None
JNL/S&P International 5 Fund	Class A Class I	0.30% None
JNL/S&P Intrinsic Value Fund	Class A Class I	0.30% None
JNL/S&P Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Conservative Fund	Class A Class I	0.30% None
JNL/S&P Managed Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/S&P Mid 3 Fund	Class A Class I	0.30% None
JNL/S&P Total Yield Fund	Class A Class I	0.30% None
JNL/Vanguard Capital Growth Fund	Class A Class I	0.30% None
JNL/Vanguard Equity Income Fund	Class A Class I	0.30% None
JNL/Vanguard Global Bond Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Growth Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard International Fund	Class A Class I	0.30% None
JNL/Vanguard International Stock Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Small Company Growth Fund	Class A Class I	0.30% None
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.